Long-Term Loans, Net Of Current Maturities (Summary Of Maturities Of Long-Term Loans) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Long-Term Loans, Net Of Current Maturities [Abstract]
2012 - current maturities	$ 98,015
2013	199,561
2014	92,871
2015	9,481
2016	229
2017 and after	113
Long-term Debt, total	$ 400,270	$ 301,558